Exhibit 99.1

John Kraft Vice President, Investor Relations and Strategic Analysis welcome

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

Welcome Making Possibilities Happen Financial Discussion ACI Growth Strategy Delivered by 6-4-2-1 UP® Solutions Strategy BREAK Execution Through 2 P&L Model Q&A AGENDA

Philip Heasley President and CEO Making possibilities Happen

OUR VISION ACI® is a highly focused and unified payments software enterprise that enables any-to-any payment transactions to occur regardless of time, location or type, supporting multi-party payments with the notion that the purchaser directs the payments to his/her provider of choice to satisfy the transaction in an efficient and secure environment.

Any Payment, Every Possibility.® UP Investment Journey 2012 S1, DISTRA RETAIL PAYMENTS UNIVERSAL PAYMENTS TECHNOLOGY More Ways to Pay (endpoints) More Payment Capabilities (services) Payments Orchestration Industry-leading Non-Functional Requirements (NFRs) 2014 UP BASE24-EPS RED CNP FRAUD PREVENTION 2016 UP FRAMEWORK UP RETAIL PAYMENTS SOLUTION WITH LINUX 2018 PAYMENTS INTELLIGENCE UP MERCHANT PAYMENTS OPEN SOURCE, AGILE OPEN BANKING PUBLIC CLOUD 2013 ORCC, OPAY EBPP 2015 PAY.ON eCOMMERCE GATEWAY SOLUTIONS 2017 UP PAYMENTS RISK MANAGEMENT UNIVERSAL ONLINE BANKER 6.0 UP REAL-TIME PAYMENTS SOLUTION WITH LINUX UP AND APIS DEVICE DRIVERS

MARKET GROWTH OPPORTUNITY Key Themes for Today’s Event MARKET VALIDATION ACI LEADERSHIP AND FINANCIAL STRENGTH

Scott Behrens Chief Financial Officer Financial discussion

Migrate customers to modernized IP UP Retail Payments Solution (RPS) New UP Real-Time Payments Solution (RTPS) Cross-selling to existing customers Secular transaction growth Maintain low attrition Multiple Drivers to Accelerate Revenue Growth and Margin Expansion *Sum of percentage revenue growth and net adjusted EBITDA margin of at least 40% New platform-based multi-tenant product releases Win new logos Harvest $2B+ backlog, accelerate time to revenue Ramp incremental volume from existing customers Disciplined transaction-based pricing Winding down of heavy investment cycle Targeting Rule of 40* ACI ON DEMAND ACI ON PREMISE

* In millions. Excludes CFS divestiture. FY 2018 - 2020 based on mid-point of guidance and longer-term targets. Expect margin expansion to accelerate Compelling Transaction-based Business Model Adjusted ebitda* Nearly 300 basis point improvement from 2016 - 2018 E E E

*Activity since 2005 Disciplined history of share repurchases $577 million repurchased* Average price of $12.50/share* Shares outstanding flat* $177 million remaining on authorization Acquisitions Focus on payments capabilities aligned with our strategy Gain scale and expand market opportunities Risk-adjusted returns greater than alternative uses of cash Strong free cash flow generation Uses of FREE cash flow 2015 – 2018 YTD Balanced Capital Allocation Creates Value

Target leverage of 2.5x Solid Balance Sheet Debt* Leverage ratio* Credit facility matures Q1 2022, $500m revolver undrawn $400m 5.75% unsecured senior notes due Q3 2026 4.0x 3.5x 3.0x 2.5x 2.0x 1.5x 1.0x 0.5x 0.0x *Ratio represents total debt over current year adjusted EBITDA Floating rate Long-term fixed rate *In thousands

2018–2020 Outlook 2018 GUIDANCE UNDER ASC 605 and 606* Revenue of $1.05 billion to $1.075 billion Adjusted EBITDA of $270 million to $285 million New bookings growth expected to be in the low double digits Operating free cash flow to be in a range of $140 million to $155 million 2019 & 2020 GUIDANCE 2019 adjusted EBITDA targeted to be in a range of $300 million to $315 million 2020 adjusted EBITDA targeted to be in a range of $335 million to $350 million *Effective January 1, 2018, the company adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”), which supersedes the revenue recognition requirements in ASC Topic 605, Revenue Recognition (“ASC 605”). The company expects the adoption of ASC 606 to impact the timing and amount of revenue recognition for its On Premise licensing arrangements. The company does not expect the adoption of ASC 606 to have a significant impact on its other revenue streams or cash flow from operations. Guidance excludes approximately $7 million in significant transaction-related expenses

New bookings growth High single digits Organic revenue growth Mid-to-upper single digits Adjusted EBITDA margin 100+ bps expansion per year Operating free cash flow Track adjusted EBITDA growth Target leverage ratio 2.5x EBITDA Financial Summary: Five-Year Targets

1 Long-term, blue-chip, geographically diverse customer base with low customer concentration and strong renewal rates Large contractual backlog provides revenue and earnings visibility 2 3 Transaction-based software contracts drive high-quality, recurring revenue 4 High-margin software and platform delivery will see improving profitability with scale Investment Highlights

Jeremy Wilmot Chief Marketing and Revenue Officer ACI Growth delivered by 6-4-2-1

ANY PAYMENT, EVERY POSSIBILITY. ACI makes fast, simple and secure payments possible around the world by connecting more ways to pay with more payment capabilities than any other provider.

Growth Trends Transforming Transaction Opportunity Cloud/ Open Source eCommerce Growth Real-Time Payments Payments Intelligence Rise of Intermediaries Billions Not Millions

2023 Addressable Transaction Opportunity 3.6 TRILLION Transactions 2023

2023 Addressable Transaction Opportunity 2.1 TRILLION Transactions 2023 3.6 TRILLION Transactions 2023 1.5 TRILLION Transactions 2023 Addressable with Current Solution and Segment Focus White Space Opportunity

ACI’s Addressable Transaction Opportunity by Segment 1.3 TRILLION Transactions 2018 2.1 TRILLION Transactions 2023 Corporates 8 B Merchants 137 B Intermediaries 598 B Banks 560 B Corporates 10 B Merchants 210 B Intermediaries 1050 B Banks 865 B ACI % share: High teens to low 20s ACI % share: Low-to-mid 20s

Monetizing the Transaction Opportunity Corporates Merchants Banks Intermediaries C2B end-to-end hosted payment processing C2B payment at merchant POS or via eCommerce Payment access to funds Wide range of payment services $0.2-$1.0 $0.01-$0.07 <$0.01 (Volume discount price curve applied) Full range, depending on value derived Price per transaction Type Value-based pricing approach Long-term outlook for price compression as transaction volumes expand The cloud and open source infrastructure software are key to efficiency gains Payments intellectual property architected for the future

Operationalizing Our Strategy with 6-4-2-1

ACI’s Segment and Solutions Focus BANKS INTERMEDIARIES CORPORATES MERCHANTS

Segment Focus: Banks BANKS: TRENDS Real-time and open banking catalyzing payments transformation Accelerating cloud adoption in response to innovation drive and increasing cost pressures Security and fraud risk management remaining top priority for banks ACI FOCUS AREAS Cards and Real-Time Gross Settlement evolving into hub for large banks Real-time payments and open banking innovation Mid-tier banks in payments and digital channels Payments intelligence as core component

Segment Focus: Merchants and Corporates MERCHANTS: TRENDS Globalization driven by eCommerce Omni-channel acceptance of payments Mobile-first experience Constantly changing risk environment ACI FOCUS AREAS eCommerce direct to travel/gaming/telco Omni-channel for large complex merchants Omni-channel standard solution for mid-large merchants Focus U.S. bill pay on select verticals Extend real-time payments rails for acceptance across Merchants and Corporates Payments intelligence as core component Acceptance of new payment types Emerging customer experience demand Inefficient processes and service provide opportunity for consolidation CORPORATES: TRENDS

Segment Focus: Intermediaries INTERMEDIARIES: TRENDS Regulatory and technological changes reducing barriers to entry Inefficient and lackluster customer experience, payment services being disrupted  Economies of scale in mid-market payment players Investment dollars seek quality assets ACI FOCUS AREAS eCommerce indirect through payment service providers (PSPs) Dedicated focus on acquirers and third-party processors Enable FinTechs to disrupt and scale Payments intelligence as core component

Why Will ACI Win? Brand With a 40+ year heritage of powering mission-critical transactions, ACI is trusted to deliver secure, risk-compliant solutions in a highly regulated payments environment. Software ACI’s UP solutions connect more ways to pay with more payment capabilities than any other provider; superior non-functional requirements (NFRs) ensure unmatched scalability and reliability in any deployment model. Scale The breadth of our solutions enables ACI to process one-fifth of the world’s transactions today, with scalability to capitalize on the “billions not millions” opportunity. Global Reach ACI is a global payments powerhouse with local expertise, serving customers in 80+ countries. Broad payments reach secures global eCommerce expansion; payments intelligence combats worldwide fraud. People Largest team of payment experts in the world, strategically organized throughout the world to deliver 24x7x365 global support.

Mike Braatz Chief Solutions Officer Up solutions strategy

UP Solutions Strategy ACI Solutions Payments Intelligence eCommerce Payments Real-Time Payments Demo Agenda

ACI’s Segment and Solution Focus BANKS INTERMEDIARIES CORPORATES MERCHANTS PAYMENTS INTELLIGENCE RETAIL PAYMENTS MERCHANT PAYMENTS DIGITAL CHANNELS BILL PAYMENTS REAL-TIME PAYMENTS

Linux Platform Open, modern, efficient platform Non-Functional Requirements (NFRs) Competitive differentiator Any Payment, Every Possibility Building services and endpoints to achieve orchestration Key Elements of Our Strategy to Increase Customer Value

Growth Trends Transforming Transaction Opportunity Cloud/ Open Source eCommerce Growth Real-Time Payments Payments Intelligence Rise of Intermediaries Billions Not Millions

PAYMENTS INTELLIGENCE

Next-Gen Payments Intelligence REAL-TIME TRANSACTION PATH ANALYTICS & DATA PAYMENTS INTEGRATION SHARED INTELLIGENCE DEPLOYMENT FLEXIBILITY License or platform AI and adaptive machine learning Payments and fraud Global fraud insights Fraud screening in real time Built on ACI Non-Functional Requirements Capacity Availability Serviceability Customer Experience Security Scalability Globality

Expanding Global Footprint 350+ direct customers 5,000+ indirect customers Millions of payments protected daily

Customer Benefits Realized More than 10x TPS capacity 50% improvement in response time AI and machine learning for best-in-class detection “Five 9s” platform uptime and availability Payments Intelligence

ACI Stream Analytics Engine A faster, more efficient way to process higher volumes of data Big data technology brings speed and volume for faster throughput Leveraging the power of ACI consortium database Based on thousands of global merchants’ customer and transactional data Offering nearly 100 additional fields to positively identify customers Designed to improve approval rates and maximize revenue

Stream Analytics Engine’s Positive Profiling Increased Conversions Reduced Fraud and Chargebacks Reduced Friction Superior Omni-Channel Experience Stronger Customer Relationships Single merchant transaction profiling can be limiting — often lacking critical customer data High-risk product Next-day delivery Nonsense/disposable email U.S. BIN Address IP mismatch No history of customer Global consortium customer data provides better insights for conversions and fraud management Global history 300 days history Same card Same email Same telephone No chargebacks or fraud Why Is Positive Profiling a Game Changer? Merchant and Customer Benefits

Next-Gen Payments Intelligence in Action: Customer Results $100,000 worth of additional accepted transactions The use of positive profiling during peak season reduced decline rates by 59%. Applying this feature results in $100,000 worth of additional accepted transactions each month. Increased revenue by $225,000 per week Applying the positive profiling capability to its five top rules, the decline rate for this customer reduced by almost 50% – increasing revenue by $225,000 per week.

Next-Gen Payments Intelligence in Action: Customer Results $450,000 more per month in transactions Using the Global Time on File Profile indicator, this customer was able to accept $450,000 more per month in transactions. $2.8 million in additional transaction value Applying positive profiling, this customer’s top six rules resulted in 4,427 fewer challenged transactions, of which 3,264 would have been declined. Accepting these declined transactions would have yielded $2.8 million in additional transaction value.

Next-Gen Payments Intelligence in Action: Customer Results $13.7 million being allowed to flow through without friction The use of four positive profiling rules identified that 25% of this customer’s volume was proven to be SAFE transactions (accuracy rate of 99.66%). This equated to $13.7 million being allowed to flow through without friction. 40% of cases were proven to be fraud Using the Global Card Spend profile, ACI’s risk team found that 88% of this merchant's good customers’ consolidated spend was $200 or under, with the remainder proving to be fraud in 40% of cases.

eCommerce Payments

Market Growth in eCommerce and mCommerce 2020 Nearly one-third of U.S. smartphone users will use proximity payments at least once every six months In China, mobile payments represent 68.4% of the market share of total eCommerce eCommerce and mCommerce growth globally 19% CAGR 70+% of global cross-border eCommerce/ mCommerce comes from markets already addressed by ACI

Omni-channel payments services ACI Omni-Channel Payments Solution In-Store Payments eCommerce and mCommerce EMV P2PE Tokenization Asset Manager Check Processing Proprietary Charge Gift Card Integrated Fraud Protection Network Interfaces Secure Payment Forms Device Driving Advanced Least Cost Routing

The largest number of endpoints, connecting to traditional payments, alternative payments and acquirers – enabling rapid cross-border expansion Delivering Global Coverage ALTERNATIVE PAYMENTS OTHERS PREPAYMENT WALLET ONLINE TRANSFER MOBILE INVOICE CARDS CREDIT DEBIT PRE-PAID DIRECT DEBIT INSTALLMENTS

Enabling a Compelling Shopper Experience One-click checkout gives repeat shoppers a simpler experience. Responsive web design ensures shoppers they are buying from a legitimate business. Mobile- and tablet-optimized payment solutions that support all relevant payment methods increase conversion rates significantly. Multiple languages and all major currencies increase shopper confidence. Tokenization protects sensitive shopper data.

Mobile is becoming the leading commerce channel favored by consumers. Native apps are ideal for repeat customers (with highest spend). Provide the best possible customer checkout experience in a native app Optimize brand perception and maximize conversion Merchants need help to keep up with the rapid evolution of mCommerce and the many “Pays.” Merchants need to cope with new variations of mobile payments through Wearables, CarPlay, etc. Great experience for consumers True native checkout (iOS/Android) One-click payments Locally relevant payment methods Simple integration for developers Single SDK with exceptional developer portal Merchants can be up and running rapidly ACI mCommerce SDK

ACI Merchant Payments Value Proposition ESTABLISHED LEADER MAXIMUM FLEXIBILITY SECURE PLATFORM Trust NFRs Core Competencies Time-to-Market One-Stop Shop Ecosystem PCI Descoping Fraud Management Cloud Delivery Omni-Channel Global Multi-acquirer Open APIs APMs

The Forrester Wave™: Global Merchant Payment Providers, Q3 2018 “ACI Worldwide provides vast global reach with superior flexibility.” “ACI is a best fit for retailers that want a global ‘payments integration hub’ that provides maximum flexibility to manage multiple acquirers, payment methods, and technology providers.” The Forrester Wave™ Global Merchant Payment Providers, Q4 2018 Report

Real-Time Payments

Real-Time Payments Around the Globe Live real-time countries Planned go-live in 2018-2019 In discussion or design

Four key pillars of our strategy UP Real-Time Payments Strategy RTGS plus immediate payments and SWIFT gpi Additional central infrastructure endpoints License and platform offering Expanded partner ecosystem

FASTER PAYMENTS: U.K. Over 60% of U.K. direct participants On-premise and multi-tenant cloud access Live since 2008 Vast experience in implementing and managing real-time payments ACI: Proven in Real-Time Payments Globally FAST: SINGAPORE Gateway plus business packs Stand-in, offline processing Live since 2014 RTP and Zelle: U.S. Gateway, hub and business packs Credit and Request to Pay License and platform access Live 2017 SEPA Instant: EU EBA Clearing, STET, Equens Credit and Request to Pay License and platform access Live 2017 PayNet: MALAYSIA Central Infrastructure for Malaysia CI Connector and gateways Credit and debit Live 2018 NPP: AUSTRALIA Payment services, business intelligence, exception processing Credit and debit Live 2018

Solution overview UP Real-Time Payments Solution is available today, including a starter pack for TCH and Zelle Maintained to industry standards, globally and locally In use and proven around the world for multiple schemes ISO 8583, ISO 20022 and proprietary messaging frameworks ACI products are built for real time, 24x7 and 99.999% availability ACI expertise with ISO 20022, U.K. FP, NPP, FAST, ITMX, TCH, Zelle, EPC and EBA

WHOLESALE RETAIL For a Long Time, Payments in Banking Looked Like This

WHOLESALE RETAIL But the Lines Are Blurring...

And Change Is Coming… A2A Real-Time Digitization Analytics Radical Transparency Open APIs Distributed Ledgers Internet of Things Always On Cloud eCommerce

Demo: real-time payments

UP Solutions In Action Great user experience Powerful services API management and orchestration ACI technologies

Demo: GIFT CERTIFICATE

UP Solutions In Action Omni-channel commerce Great user experience Powerful services Mobile point of sale API management and orchestration ACI technologies

Craig Saks Chief Operating Officer Executing through our 2 P&L Model

ACI On Demand: Transformation to Platform Business ACI On Premise: Public Cloud Option, Lower TCO Maturation of Customer Success Focus on Speed and Responsiveness

Mandy Killam Group President, ACI On Premise ACI On Premise Customer Insights

Any payment Delivering Value to Our Customers Globally Activating UP Retail Payments UP Real-Time Payments & UP Retail Payments Legacy Retail and MTS footprint

Every possibility Customer Priorities for Value Creation INNOVATE MANAGE GROW Open APIs Real-Time

Every possibility Customer Priorities for Value Creation INNOVATE MANAGE GROW Open APIs Real-Time LINUX CONSOLIDATION CLOUD REAL-TIME CONVERGENCE AGILE DIGITAL CO-INNOVATION SOCIAL

Leveraging common assets Technology Modernization Delivering Transaction Growth Endpoints Services Non-Functional Requirements

BMO Customer Profile CHALLENGE Drive payments modernization and improve customer experience, delivered through a world-class payment hub. SOLUTION ACI’s UP Real-Time Payments solution allows BMO to address its Real-Time Gross Settlement SWIFT messaging, ACH and real-time payment needs with a single, universal offering. RESULTS Contract to go-live in 9 months Sustained innovation with agile drops Integration with several of BMO’s core payment systems CUSTOMER VALUE Payment hub as a cornerstone of BMO payment modernization strategy Speed to market differentiates BMO and now in pole position for the new payment rails Canada is introducing in 2019

ABN AMRO Customer Profile CHALLENGE Accelerate payments innovation and better satisfy the demands of growing consumer and corporate customer bases. SOLUTION ABN AMRO is a long-term ACI customer that also utilizes the UP Payments Risk Management solution. With UP Retail Payments, ABN AMRO achieved cost savings by migrating to a more cost-efficient IT platform. ABN AMRO can also extend its investment in ACI payments infrastructure to easily add new payment types, address emerging requirements such as open APIs, and prepare for future innovation. RESULTS Support business growth and new transaction services in areas such as public transport Accelerate digital payments innovation to launch new products such as wearables and wallets CUSTOMER VALUE Flexible solution that leverages the entire functionality of ACI solutions to support its strategic growth objectives

Adam Bremner SVP, Banking and Financial Services Q&A

Open Source and Cloud Advantages REDUCED TCO $ FASTER TIME TO MARKET $

Reduced TCO 43% savings vs. Oracle Systems, cTree 66% savings vs. Linux, Oracle 86% savings vs. HPE Non Stop, Enscribe 86% savings vs. IBM System-p, cTree 92% savings vs. IBM System-z, DB2 *For large customers (1,000 TPS average) Potential savings when switching to Linux + PostgreSQL from alternate platforms and databases*

Public cloud's role in payments platform modernization



Greater Responsiveness / Agility
Reduction in timeframe from 89 days to 15 days [3]
Modernized security
Faster ability to shift to another data center during outages
Accelerated Market Expansion
Cloud service providers enabling Dedicated servers
Reduction in Capex/Opex
~ 25% reduction in Infrastructure costs[2]
Improved Customer Experience
Expedited onboarding, access to data/insights. Flexible payment options, integrated VAS
22% CAGR
(2016-2021) of Global Public Cloud Market[1]
Catalysts
Market Shift
Open Banking, PSD2, GDPR
Regulatory Support
UK, Netherlands, Australia, Switzerland, Japan
Cloud Service Provider Maturity
Data residency, compliance standards, regulatory authority access /reporting

Factors that will drive adoption

- **Regulatory Risk** – Formalization of regulatory support in specific markets
- **Migration** complexity of legacy platforms onto cloud
- **Encryption** – Availability of cloud ready HSM solutions
- **Multi-tenancy** – Added layer of complexity for payments as a service providers
- **Data consistency and persistency** across cloud based applications

1 IDC Worldwide Semi Annual Public Cloud services spending guide, January 2018, Angela Vacca, Ashutosh Bisht, Eileen Smith, Enrique Phun
2. Reuters/IDC Financial Insights study, 2017
3 McKinsey Report – "Beyond Agile: Re-organizing IT for faster software delivery , By Oliver Bossert, Chris Ip and Irina Starikova, Sep 2015"4

77
Cognizant

Selected examples of cloud deployment Wholesale Trading and Risk Modeling Solutions in the Cloud Retail Banking, / Mobile Banking App on the Cloud Online Payment Providers/Payment Switches in the Cloud Card Issuing and Acquiring Platform / Payments Processing in the Cloud

Elements clients may consider in making a choice Total cost of ownership Cost of license Cost of infrastructure Cost of operations Pricing model Upfront cost Performance Availability Ability to scale rapidly Ability to process peak transaction volume Regulation Location of data Regulatory access Processor/operator requirements Banks/FI requirements Security Data loss protection Data privacy Geo resilience Data location/isolation Data encryption Business Context Business purpose/ value proposition Current technology/ cloud strategy History with 3rd parties Culture and size Operations Agility and automation Vendor lock-in risk Culture and internal cloud talent

Dan Frate Group President, ACI On Demand ACI On Demand Customer Insights

Payments Intelligence Balancing Fraud Prevention with Customer Experience Emerging fraud threats require response times with better data analytics More than 1 in 3 use compromised account less frequently after fraud Fraud costs 2.9% of revenue for financial services companies Sources: ACI, LexisNexis

Amala Duggirala Enterprise Chief Information Officer ACI On Demand Customer Q&A

Investments in eCommerce and mCommerce driving change Omni-Channel Payments for an Any Channel World 53% of merchants say that cloud models can increase their ability to launch new products and services Smartphone mCommerce will surpass $117 billion in 2018 — that’s 23% of U.S. online retail sales 1 in 3 merchants highlight payment enhancements as a leading IT priority Sources: Forrester, Ovum

Josh Birdwell Senior Director Guest Systems & Applications Development ACI On Demand Customer Q&A

Digital payments The Evolving Cash Management Industry Cash management technology is evolving at a faster pace than ever before Banking platforms must be configurable without the need for heavy customization 81% of banks expect cash management technology spend to increase over the next 2 years Sources: Aite, Forrester

Steve Fricano CIO, Corporate Banking ACI On Demand Customer Q&A

Craig Saks Chief Operating Officer Executing through our 2 P&L Model

Q&A Philip Heasley President and CEO Scott Behrens Chief Financial Officer Craig Saks Chief Operating Officer

John Kraft Vice President, Investor Relations and Strategic Analysis Closing

appendix

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction-related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction-related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). Non-GAAP Financial Measures

Non-GAAP Financial Measures

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: expectations regarding debt levels and leverage ratios, expected impacts of adoption of ASC 606, expectations regarding revenue, adjusted EBITDA, operating free cash flow, and new bookings growth in 2018, expectations regarding EBITDA in 2019 and 2020, expectations regarding five year financial targets. Forward-Looking Statements

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward-Looking Statements